Rule 4979(d)


                                     FT 1068

           New Jersey Municipal Income Closed-End Portfolio, Series 6

                          Supplement to the Prospectus

     Notwithstanding anything to the contrary in the Prospectus, FTP Services LLC, an affiliate of the Depositor, will act as Fund/SERV Unit Servicing Agent to the Trust with respect to the Trust's Fund/SERV Units. Fund/SERV Units are Units purchased and sold through the Fund/SERV trading system. In all other respects, Fund/SERV Units are identical to other Units.

     The Fund/SERV CUSIP for the Trust is 30270C871.

November 1, 2005